SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 22, 2002

(Date of earliest event reported)

VICINITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	Commission File: 000-29365	77-0414631 (I.R.S. Employer Identification No.)

370 San Aleso Avenue

Sunnyvale, California  94085

(Address of Principal Executive Offices, including zip code)

(408) 543-3000

(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

99.1       Text of Press Release, dated March 6, 2002.

ITEM 8. CHANGE IN FISCAL YEAR

Vicinity Corporation (the “Company”) currently operates on a fiscal year ending on July 31.  Effective February 22, 2002, the Audit Committee of the Board of Directors of the Company, in accordance with authority delegated by the Board of Directors, adopted a resolution changing the last day of the Company’s fiscal year from the present July 31 to June 30, commencing with the present fiscal year.  As a result, fiscal year 2003 shall commence on July 1, 2002 and end on June 30, 2003.  The period from August 1, 2001 through June 30, 2002 will be a transition period and will result in a fiscal year 2002 that contains 11 months.  Accordingly, the Company’s fiscal fourth quarter of fiscal year 2002, ending on June 30, 2002, will contain 2 months.

Information for the transition period will be filed with the Securities and Exchange Commission with the Company’s annual report on Form 10-K for the 11 months ending June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICINITY CORPORATION

Date: March 6, 2002	By:	/s/ CHARLES W. BERGER
		Name:	Charles W. Berger
		Title:	President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release, dated March 6, 2002.

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